Exhibit 10. 11

BRITISH COLUMBIA
Ministry of Employment and Investment
Energy and minerals Division
Mineral Titles Branch

Minerals Tenure Act
Section 52

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:	Mineral
MINING DIVISION:	Greenwood

SELLER

I, Reid Anderson, 207 - 1425 marine Drive, West Vancouver, British Columbia V7T 1B9, (604) 818-6804 - Client Number 142996

PURCHASER

Reg Handford, 7999 Woodhurst Drive, Burnaby, British Columbia V5A 4C6, telephone (604) 421-1253 - Client Number

For an in consideration of the sum of One Hundred ($100) paid to me, do hereby sell the interest as specified below in the following mineral titles:

Claim Name of Lease Type	Tenure Number	Percentage of Title being Sold
Sun 100	380258	100%
Sun 200	380259	100%
Sun 300	380260	100%
Sun 400	380261	100%
Sun 500	380262	100%
Sun 600	380263	100%
Sun 700	380264	100%
Sun 800	380265	100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

February 8, 2002

/s/ Reid Anderson (Signature of Seller) - Reid Anderson

/s/ Illegible (Signature of Witness)

56